AGREEMENT TO PURCHASE ASSETS OF
                               C2C EXCHANGE, INC.
                                       BY
                                 INDIGINET, INC.


     THIS AGREEMENT is entered into this 30th day of December, 2003, by and between C2C EXCHANGE INC., a California corporation having its principal office and place of business in Orange County, California (the "Seller"), and INDIGINET, INC., a Florida corporation having its principal office and place of business in Orange County, California (the "Purchaser").

     WHEREAS,  the Seller owns various assets more fully described in Attachment
                                                                      ----------
A attached hereto (the "Acquired Assets"); and
-

     WHEREAS, the Purchaser desires to purchase from the Seller the Acquired Assets as more fully described hereinafter;

     NOW, THEREFORE, in consideration of the foregoing, and the following mutual covenants and agreements, and intending to be legally bound, the parties do hereby agree as follows:

     1.     Purchase of Assets.  The Purchaser does hereby purchase the Acquired
            ------------------
Assets, free and clear of all liens, encumbrances, charges, escrows, equities, and other restrictions. The Seller does hereby sell the Acquired Assets to the Purchaser.

     2.     Consideration  for Sale of Assets.  As consideration for the sale of
            ---------------------------------
the Assets, the Purchaser has issued to the Seller 5,000,000 shares of the Series A Preferred Stock of the Purchaser, no par value (the "Stock"). The shares of the Stock are unregistered, restricted securities, issued pursuant to customary investment representations contained herein and may not be resold except in accordance with applicable federal and state securities laws. Each certificate representing shares of the Stock issued pursuant to this Agreement shall be endorsed with the following legend:

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT COVERING SUCH SECURITIES, THE SALE IS MADE IN ACCORDANCE WITH RULE 144 OR ITS SUCCESSOR RULE UNDER THE ACT, OR THE COMPANY RECEIVES AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT EXEMPTIONS FROM SUCH REGISTRATION AND FROM THE PROVISIONS OF ANY APPLICABLE STATE "BLUE SKY" LAWS ARE AVAILABLE.

     3.     Conditions  Precedent  to  the  Obligations of  the  Purchaser.  All
            --------------------------------------------------------------
obligations of the Purchaser hereunder are subject to the following conditions (any of which can be waived by the Purchaser):

          (a)     Approval.  The  sale  of  the  Acquired  Assets  and all other
                  --------
provisions of this Agreement shall have been approved by the Board of Directors and shareholders of the Seller.

          (b)     Bulk  Sales Requirements.  The Seller agrees to cooperate with
                  ------------------------
the Purchaser in complying with the provisions of Article 6 of the California Uniform Commercial Code relating to bulk transfers in connection with the transactions contemplated by this Agreement. If the Purchaser shall waive the provisions of the bulk sales law, the Seller shall indemnify and hold the Purchaser harmless from any damages, losses or expenses (including reasonable attorneys' fees) suffered by the Purchaser from any claim which may be asserted against the Purchaser by creditors of the Seller for obligations not assumed by the Purchaser hereunder which result from noncompliance with the California Bulk Transfer Law.


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
          (c)     No  Sales  or  Use  Tax.  The  sale  and purchase contemplated
                  -----------------------
hereunder shall not be subject to any sales or use tax.

          (d)     No  Untrue  Statements.  No  representation or warranty by the
                  ----------------------
Seller in this Agreement or in any writing furnished or to be furnished pursuant hereto, contains or will contain any untrue statement of a material fact, or omits, or will omit to state any material fact required to make the statements herein or therein contained not misleading.

          (e)     Other  Actions.   All  corporate  and  other  proceedings  and
                  --------------
actions taken in connection with the transactions contemplated herein and all certificates, opinions, agreements, instruments, and documents mentioned herein or incident to any such transaction shall be satisfactory in form and substance to the Purchaser and its counsel, whose approval shall not be unreasonably withheld.

     4.     Conditions  Precedent  to  the  Obligations  of  the  Seller.  All
            ------------------------------------------------------------
obligations of the Seller under this Agreement are subject to the following conditions (any of which can be waived by the Seller):

          (a)     Approvals.  The  Purchaser  has delivered to the Seller a copy
                  ---------
of a resolution by the Board of Directors of the Purchaser, certified to by the Secretary of the Purchaser that the Board of Directors of the Purchaser has approved the execution of this Agreement and any other document contemplated herein.

          (b)     Other  Actions.  All  corporate  and  other  proceedings  and
                  --------------
actions taken in connection with the transactions contemplated herein and all certificates, opinions, agreements, instruments, and documents mentioned herein or incident to any such transaction shall be satisfactory in form and substance to the Seller and its counsel, whose approval shall not be unreasonably withheld.

     5.     Representations and Warranties of the Seller.  The Seller represents
            --------------------------------------------
and  warrants  as  follows:

          (a)     Ownership  of  the  Acquired Assets.  The Seller is the record
                  -----------------------------------
owner of the Acquired Assets and is duly authorized and empowered to and has executed and delivered to the Purchaser a bill of sale conveying good, absolute and indefeasible title to the Acquired Assets being sold to the Purchaser hereunder, free and clear of all liens, encumbrances, charges, escrows, equities, and other restrictions.

          (b)     Condition  of the Acquired Assets.  As of the date hereof, the
                  ---------------------------------
Acquired Assets are in good operating condition with no known defects, and suitable for their intended use.

          (c)     Investigations.  There  are no investigations, actions, suits,
                  --------------
charges, complaints or other proceedings of any character pending, threatened or otherwise asserted against or involving the Acquired Assets at law or in equity by anyone of which the Seller has knowledge or should have knowledge.

          (d)     Reliance.  The  foregoing  representations  and warranties are
                  --------
made by the Seller with the knowledge and expectation that the Purchaser is placing complete reliance thereon.

     6.     Survival  of Warranties.  All representations, covenants, warranties
            -----------------------
and agreements made by the parties in this Agreement or in any agreement, document, statement or certificate furnished hereunder or in connection with the negotiation, execution and performance of this Agreement shall survive this Agreement and any instrument delivered as described herein.

     7.     No  Brokers.  Each  of  the  parties  represents and warrants to the
            -----------
other party that all negotiations relative to this Agreement have been carried on by such party directly and without the intervention of any person, firm, corporation or entity who or which may be entitled to any brokerage or finder's fee or other commission in respect of the execution of this Agreement or the consummation of the transactions contemplated hereby, and each party shall indemnify and hold harmless all of the other parties hereto against any and all claims, losses, liabilities or expenses which may be asserted against any such other party as a result of the dealings, arrangements or agreements of such party or any of its affiliates with any such person, firm, corporation or entity.


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
     8.     Indemnification  by  the Seller.  The Seller agrees to indemnify and
            -------------------------------
hold harmless the Purchaser against and in respect to all damages (as hereinafter defined) in excess of $250. Damages, as used herein shall include any claim, salary, wage, action, tax, demand, loss, cost, expense, liability (joint or several), penalty, and other damage, including, without limitation, counsel fees and other costs and expenses reasonably incurred in investigating or attempting to avoid same or in opposition to the imposition thereof, or in enforcing this indemnity, resulting to the Purchaser from any inaccurate representation made by or on behalf of the Seller in or pursuant to this Agreement, breach of any of the warranties made by or on behalf of the Seller in or pursuant to this Agreement, or breach or default in the performance by the Seller of any of the obligations to be performed by it hereunder. Notwithstanding the scope of the representations and warranties of the Seller herein, or of any individual representation or warranty, or any disclosure to the Purchaser herein or pursuant hereto, or the definition of damages contained in the preceding sentence, or the Purchaser's knowledge of any fact or facts at or prior to the date hereof, damages shall also include: all debts, liabilities, and obligations of any nature whatsoever (whether absolute, accrued, contingent, or otherwise, and whether due or to become due) of the Seller, as of the date hereof not reflected in any exhibit furnished hereunder, whether known or unknown by the Seller; all claims, actions, demands, losses, costs, expenses, and liabilities resulting from any litigation from causes of action arising prior to the date hereof involving the Seller or any shareholders thereof, whether or not disclosed to the Purchaser; all claims, actions, demands, losses, costs, expenses, liabilities and penalties resulting from the Seller's failure to own or possess, and have good title to all of the Acquired Assets to be acquired by the Purchaser hereunder; all claims, actions, demands, losses, costs, expenses, liabilities or penalties resulting from the failure of the Seller in any respect to perform any obligation required by them to be performed at or prior to the date hereof or at or prior to the date hereof, or by reason of any default of the Seller at the date hereof or at the date hereof, under any of the contracts, agreements, leases, documents, or other commitments to which they, or either of them, are a party or otherwise bound or affected; and all losses, costs, and expenses (including without limitation all fees and disbursements of counsel) relating to damages. The Seller shall reimburse and/or pay on behalf of the Purchaser on demand for any payment made or required to be made by the Purchaser at any time after the date hereof based upon the judgment of any court of competent jurisdiction or pursuant to a bona fide compromise or settlement of claims, demands or actions, in respect to the damages to which the foregoing indemnity relates. The Purchaser shall give the Seller written notice within 30 days after notification of any litigation threatened or instituted against the Purchaser which might constitute the basis of a claim for indemnity by the Purchaser against the Seller. The Seller shall reimburse and/or pay the Purchaser on demand the balance of any amount of such indemnity to which the Purchaser is entitled hereunder. Notwithstanding anything contained in this Agreement to the contrary, the right to indemnification described in this paragraph shall expire five years after the date hereof, except in the case of the proven fraud by the Seller, as determined by a court of competent jurisdiction in connection with any such claim for indemnification, in which event such right to indemnification shall expire four years after the discovery of such fraud.

     9.     Indemnification by the Purchaser.  The Purchaser agrees to indemnify
            --------------------------------
and hold harmless the Seller against and in respect to all damages incurred by the Seller after the date hereof and arising out of the transactions hereunder for which the Purchaser has been determined liable based upon the judgment of any court of competent jurisdiction or pursuant to a bona fide compromise or settlement of claims, demands or actions to which the Purchaser is a party, in respect to the damages to which the foregoing indemnity relates. Notwithstanding anything contained in this Agreement to the contrary, the right to indemnification described in this paragraph shall expire five years after the date hereof, except in the case of the proven fraud by the Purchaser hereunder as determined by a court of competent jurisdiction in connection with any such claim for indemnification, in which event such right to indemnification shall expire four years after the discovery of such fraud.

     10.     Attorney's  Fees.  In the event that it should become necessary for
             ----------------
any party entitled hereunder to bring suit against any other party to this Agreement for enforcement of the covenants herein contained, the parties hereby covenant and agree that the party who is found to be in violation of said covenants shall also be liable for all reasonable counsel's fees and costs of court incurred by the other parties hereto.

     11.     Benefit.  All  the  terms and provisions of this Agreement shall be
             -------
binding upon and inure to the benefit of and be enforceable by the parties hereto, and their respective heirs, executors, administrators, personal representatives, successors and permitted assigns.

     12.     Construction.  Words  of any gender used in this Agreement shall be
             ------------
held and construed to include any other gender, and words in the singular number shall be held to include the plural, and vice versa, unless the


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
context requires otherwise. In addition, the pronouns used in this Agreement shall be understood and construed to apply whether the party referred to is an individual, partnership, joint venture, corporation or an individual or individuals doing business under a firm or trade name, and the masculine, feminine and neuter pronouns shall each include the other and may be used interchangeably with the same meaning.

     13.     Waiver.  No  course  of  dealing on the part of any party hereto or
             ------
its agents, or any failure or delay by any such party with respect to exercising any right, power or privilege of such party under this Agreement or any instrument referred to herein shall operate as a waiver thereof, and any single or partial exercise of any such right, power or privilege shall not preclude any later exercise thereof or any exercise of any other right, power or privilege hereunder or thereunder.

     14.     Cumulative Rights.  The rights and remedies of any party under this
             -----------------
Agreement and the instruments executed or to be executed in connection herewith, or any of them, shall be cumulative and the exercise or partial exercise of any such right or remedy shall not preclude the exercise of any other right or remedy.

     15.     Invalidity.  In  the  event  any  one  or  more  of  the provisions
             ----------
contained in this Agreement or in any instrument referred to herein or executed in connection herewith shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect the other provisions of this Agreement or any such other instrument.

     16.     Headings.  The  headings used in this Agreement are for convenience
             --------
and reference only and in no way define, limit, simplify or describe the scope or intent of this Agreement, and in no way effect or constitute a part of this Agreement.

     17.     No Third-Party Beneficiary.  Any agreement to pay an amount and any
             --------------------------
assumption of liability herein contained, express or implied, shall be only for the benefit of the undersigned parties and their respective successors and permitted assigns (as herein expressly permitted), and such agreements and assumptions shall not inure to the benefit of the obligees or any other party, whomsoever, it being the intention of the parties hereto that no one shall be or be deemed to be a third-party beneficiary of this Agreement.

     18.     Law  Governing.  This  Agreement shall be construed and governed by
             --------------
the laws of the State of California, and all obligations hereunder shall be deemed performable in Orange County, California.

     19.     Perfection  of  Title.  The  parties hereto shall do all other acts
             ---------------------
and things that may be reasonably necessary or proper, fully or more fully, to evidence, complete or perfect this Agreement, and to carry out the intent of this Agreement.

     20.     Entire Agreement.  This instrument contains the entire Agreement of
             ----------------
the parties with respect to the subject matter hereof, and may not be changed orally, but only by an instrument in writing signed by the party against whom enforcement of any waiver, change, modification, extension, or discharge is sought.

     IN WITNESS WHEREOF, the parties have executed this Agreement on the date first written above.


                                           SELLER:


                                           C2C EXCHANGE, INC.




                                           By
                                             -----------------------------------
                                             MARK ELLIS, Chief Executive Officer


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
                                           PURCHASER:

                                           INDIGINET, INC.



                                           By
                                             -----------------------------------
                                             MARK ELLIS, Chief Executive Officer




Attachment:
----------
Attachment A - The Acquired Assets





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
                                                                    ATTACHMENT A

                               THE ACQUIRED ASSETS

          1. Customer base. This includes all billing information for current revenue generating accounts and the servers and software used to bill the customer base.

          2. Web hosting related assets. This includes all servers, software and network equipment.

          3. Distributor network. This includes all distributor agreements, compensation plans, marketing material, policies, procedures, training materials, training systems, all down line information and commissioning software.

          4. Any and all contracts necessary to provide support or services to the customer base and/or distributor base as well as conducting on-going business.

          5. All intellectual assets. All patents, copyrights, marketing concepts, etc.

          6. All bank accounts and cash in the accounts at the end of the business day on the date of the Asset Purchase Agreement.

          7.     All  unsettled  credit  card  billings.

          8.     All  accounts  receivables  or  unbilled  revenues.

          9. All fixed assets including but not limited to computers, desks, chairs, office equipment, etc.

          10.    Any  other  asset  paid  for  by  the  company.